INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
INCOME TAXES
INCOME TAXES
The provision for income tax was as follows:

Expense (recovery)	2017	2016	2015
Current corporate income tax – North America	$(145)	$(377)	$86
Current corporate income tax – North Sea	57	(74)	(117)
Current corporate income tax – Offshore Africa	45	22	17
Current PRT (1) – North Sea	(132)	(198)	(258)
Other taxes	11	9	11
Current income tax	(164)	(618)	(261)
Deferred corporate income tax	586	(106)	216
Deferred PRT (1) – North Sea	54	(135)	15
Deferred income tax	640	(241)	231
Income tax	$476	$(859)	$(30)
(1) Petroleum Revenue Tax.
The provision for income tax is different from the amount computed by applying the combined statutory Canadian federal and provincial income tax rates to earnings (loss) before taxes. The reasons for the difference are as follows:

	2017	2016	2015
Canadian statutory income tax rate	27.0%	27.0%	26.0%
Income tax provision at statutory rate	$776	$(287)	$(173)
Effect on income taxes of:
UK PRT and other taxes	(67)	(324)	(232)
Impact of deductible UK PRT and other taxes on corporate income tax	28	131	119
Foreign and domestic tax rate differentials	(43)	(54)	(157)
Non-taxable portion of capital gains/losses	(86)	(80)	36
Stock options exercised for common shares	33	94	(12)
Income tax rate and other legislative changes	10	(107)	362
Non-taxable gain on corporate acquisitions	(63)	—	—
Revisions arising from prior year tax filings	(3)	(120)	32
Change in unrecognized capital loss carryforward asset	(86)	(80)	36
Other	(23)	(32)	(41)
Income tax expense (recovery)	$476	$(859)	$(30)

The following table summarizes the temporary differences that give rise to the net deferred income tax liability:

	2017	2016
Deferred income tax liabilities
Property, plant and equipment and exploration and evaluation assets	$12,484	$10,259
Unrealized risk management activities	20	62
PRT deduction for corporate income tax	7	29
Investments	96	98
Investment in North West Redwater Partnership	252	222
	12,859	10,670
Deferred income tax assets
Asset retirement obligations	(1,264)	(983)
Loss carryforwards	(523)	(390)
Unrealized foreign exchange loss on long-term debt	(29)	(149)
Deferred PRT	(18)	(73)
Other	(50)	(2)
	(1,884)	(1,597)
Net deferred income tax liability	$10,975	$9,073

Movements in deferred tax assets and liabilities recognized in net earnings during the year were as follows:

	2017	2016	2015
Property, plant and equipment and exploration and evaluation assets	$541	$37	$(7)
Timing of partnership items	—	(261)	(176)
Unrealized foreign exchange loss (gain) on long-term debt	120	63	(222)
Unrealized risk management activities	(46)	(44)	(5)
Asset retirement obligations	(88)	(20)	522
Loss carryforwards	48	(221)	(53)
Investments	(2)	38	60
Investment in North West Redwater Partnership	30	81	106
Deferred PRT	54	(135)	15
PRT deduction for corporate income tax	(21)	61	(5)
Other	4	160	(4)
	$640	$(241)	$231

The following table summarizes the movements of the net deferred income tax liability during the year:

	2017	2016	2015
Balance – beginning of year	$9,073	$9,344	$8,970
Deferred income tax expense (recovery)	640	(241)	231
Deferred income tax expense (recovery) included in other comprehensive income	4	(5)	(4)
Foreign exchange adjustments	(29)	(25)	147
Business combinations (note 7)	1,287	—	—
Balance – end of year	$10,975	$9,073	$9,344

Current income taxes recognized in each operating segment will vary depending upon available income tax deductions related to the nature, timing and amount of capital expenditures incurred in any particular year.
During 2017, the British Columbia government enacted legislation that increased the provincial corporate income tax rate from 11% to 12% effective January 1, 2018. As a result of this income tax rate increase, the Company's deferred corporate income tax liability was increased by $10 million.
During 2016, the UK government enacted legislation to reduce the supplementary charge on oil and gas profits from 20% to 10% effective January 1, 2016, resulting in a decrease in the Company's deferred corporate income tax liability of $107 million. In addition, the UK government also enacted legislation to reduce the PRT rate from 35% to 0% effective January 1, 2016. Allowable abandonment expenditures eligible for carryback to 2015 and prior taxation years for PRT purposes are still recoverable at a PRT rate of 50%. As a result of these tax changes, the Company’s deferred PRT liability was reduced by $228 million and the deferred corporate income tax liability was increased by $114 million.
During 2015, the Alberta government enacted legislation that increased the provincial corporate income tax rate from 10% to 12% effective July 1, 2015. As a result of this income tax rate increase, the Company’s deferred corporate income tax liability was increased by $579 million.
During 2015, the UK government enacted legislation that reduced the supplementary charge on oil and gas profits from 32% to 20% effective January 1, 2015. In addition, the legislation also reduced the PRT rate from 50% to 35% effective January 1, 2016. Allowable abandonment expenditures eligible for carryback to prior taxation years for PRT purposes were still recoverable at the previous tax rate of 50%. The legislation also replaced the existing Brownfield Allowance with a new Investment Allowance on qualifying capital expenditures, effective April 1, 2015. The new Investment Allowance is deductible for supplementary charge purposes, subject to certain restrictions. As a result of these tax changes, the Company’s deferred corporate income tax liability was reduced by $217 million and the deferred PRT liability was reduced by $11 million.
The Company files income tax returns in the various jurisdictions in which it operates. These tax returns are subject to periodic examinations in the normal course by the applicable tax authorities. The tax returns as prepared may include filing positions that could be subject to differing interpretations of applicable tax laws and regulations, which may take several years to resolve. The Company does not believe the ultimate resolution of these matters will have a material impact upon the Company’s reported results of operations, financial position or liquidity.
Deferred income tax assets are recognized for temporary differences to the extent that the realization of the related tax benefit through future taxable profits is probable. The Company has not recognized deferred income tax assets with respect to taxable capital loss carryforwards in excess of $1,000 million in North America, which can be carried forward indefinitely and only applied against future taxable capital gains. In addition, the Company has not recognized deferred income tax assets related to North American tax pools of approximately $650 million, which can only be claimed against income from certain oil and gas properties.
Deferred income tax liabilities have not been recognized on the unremitted net earnings of wholly controlled subsidiaries. The Company is able to control the timing and amount of distributions and no taxes are payable on distributions from these subsidiaries provided that the distributions remain within certain limits.